Award Timing Disclosure	12 Months Ended
Dec. 31, 2025
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure

Equity Grant Timing Policies

We do not time the grant of stock options or similar equity awards in anticipation of the release of material nonpublic information, nor do we coordinate the release of material nonpublic information, positive or negative, with any grant(s) of equity. As stated above, stock options are generally granted with an exercise price that is equal to the fair market value of the Class A common stock subject to that option on the grant date. Stock option and RSU awards are generally made to executive officers on an annual basis according to a pre-established schedule. Any grant of stock options or other equity must be reviewed and recommended by our Compensation and Human Capital Committee and approved by the Board. From time to time, we may grant stock options or other equity to new hires, promoted employees, or as a reward for exceptional performance, but these grant dates are effective with the hire date, promotion date, or date the performance review occurs or performance metric is met.

Award Timing Method	Stock option and RSU awards are generally made to executive officers on an annual basis according to a pre-established schedule.
Award Timing Predetermined	true
Award Timing MNPI Considered	true
Award Timing, How MNPI Considered	Any grant of stock options or other equity must be reviewed and recommended by our Compensation and Human Capital Committee and approved by the Board. From time to time, we may grant stock options or other equity to new hires, promoted employees, or as a reward for exceptional performance, but these grant dates are effective with the hire date, promotion date, or date the performance review occurs or performance metric is met.
MNPI Disclosure Timed for Compensation Value	false